One N. Central Avenue, Phoenix, AZ 85004 (602) 366-8100

Exhibit 10.12

Award of Restricted Stock

Dear :

      Phelps Dodge Corporation (the “Company”) is pleased to confirm to you that at a meeting held on           (“Grant Date”), the Compensation and Management Development Committee of the Board of Directors of Phelps Dodge Corporation (the “Committee”) awarded you          shares of Restricted Stock of the Company pursuant to the 2003 Stock Option and Restricted Stock Plan (the “Plan”).

      This letter will confirm the following agreement between you and the Company pursuant to the Plan. Capitalized terms used herein that are not defined in the Award of Restricted Stock letter shall have the meanings assigned to such terms in the Plan. This award of Restricted Stock is subject to the terms and conditions of the Plan, as supplemented by this letter.

      1. Restriction on Transfer. Except as provided in paragraphs 3 and 4 below, the shares of Restricted Stock awarded to you hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered until the lapse of the applicable Restricted Period for these shares as set forth in subparagraphs 1. a., 1. b., and 1. c. below.

a.	The Restricted Period for 25% of the shares of Restricted Stock issued pursuant to this award shall lapse on the third anniversary date of the Grant Date.

b.	The Restricted Period for an additional 25% of the shares of Restricted Stock issued pursuant to this award shall lapse on the fourth anniversary date of the Grant Date.

c.	The Restricted Period for the remaining 50% of the shares of Restricted Stock issued pursuant to this award shall lapse on the fifth anniversary date of the Grant Date.

Notwithstanding the foregoing, if the Restricted Period for any shares of Restricted Stock would lapse during any “blackout period” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, then, unless otherwise determined by the Committee, the Restricted Period for such shares shall not lapse until the first day following the expiration of such blackout period.

      2. Forfeiture of Restricted Stock. Except as provided in paragraph 3 below, if your employment with the Company and its Subsidiaries terminates prior to the end of any applicable Restricted Period for any reason including, without limitation, any termination by you or by the Company in its absolute discretion, your shares of Restricted Stock, for which the applicable Restricted Period has not lapsed, shall revert back to the Company without any payment to you and you shall cease to have any rights with respect to such shares of Restricted Stock. In the case of such reversion, such shares shall be retransferred to the Company by means of the stock power referred to in paragraph 5 below.

      3. Death, Disability or Retirement. If your employment with the Company and its Subsidiaries terminates by reason of your death, or your Disability (except for a termination occurring within six months of the Grant Date on account of your Disability), any Restricted Period still in effect shall lapse upon your termination of employment. For purposes of this Award of Restricted Stock, the Committee has determined as of the date of grant that the following additional terms and conditions shall be applicable:

a.
If your employment with the Company and its Subsidiaries terminates (except for a termination that occurs within six months of the Grant Date) by reason of your Retirement on or after your Normal Retirement Date, as defined in the Phelps Dodge Retirement Plan (or any successor plan thereof), any Restricted Period still in effect shall lapse upon your termination of employment.

b.
If your employment with the Company and its Subsidiaries terminates (except for a termination that occurs within six months of the Grant Date) by reason of your Retirement on or after your Early Retirement Date, as defined in the Phelps Dodge Retirement Plan (or any successor plan thereof), and before your Normal Retirement Date under conditions determined by the Committee, in its sole discretion, not to be adverse to the Company, and you sign a release of claims in such form as is satisfactory to the Company (in its sole discretion), any Restricted Period still in effect shall lapse upon your termination of employment.

      4. Change of Control. Any Restricted Period still in effect shall lapse in the event that, on or after the date six months after the Grant Date, a Change of Control occurs.

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      5. Rights as a Shareholder. Subject to the provisions of paragraph 7 below, you shall have all the rights of a holder of Common Shares with respect to your Restricted Stock, including the right to vote the shares and to receive dividends. Notwithstanding the foregoing, your Restricted Stock shall be held by the Company prior to the lapse of the applicable Restricted Period and you shall deliver to the Company a stock power executed in blank in such form as the Company shall determine.

      6. Administration. The Plan is administered by the Committee and any interpretation or construction of the Plan or this letter by the Committee, and any determination made by the Committee pursuant to the Plan or this letter, shall be conclusive and binding on the Company, you and any other interested party.

      7. Conversion and Property Distributions. In the event your Restricted Stock is exchanged for or converted into securities other than Common Shares or in the event that any distribution is made with respect to such Restricted Stock either in Common Shares or in other property or by way of an extraordinary cash dividend, the securities or other property or cash that you receive shall be subject to the same restrictions as apply to your Restricted Stock, including those provided by the last sentence of paragraph 5 above.

      8. Withholding. You shall be required to pay, as a condition of receiving a share certificate without legend, any applicable federal, state or local tax withholding requirements, which, if the Committee shall permit, may be satisfied by the withholding of shares of Restricted Stock with respect to which the Restricted Period has lapsed, subject to such terms and conditions as the Committee shall impose.

      9. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

      Please sign one of the two copies of this letter where indicated below and the attached Stock Power and return them to Linda Lewis, Manager, Executive Compensation (Phelps Dodge Corporation, One North Central Avenue, Phoenix, AZ 85004) at your earliest convenience. Please retain the other copy of this letter for your records.

PHELPS DODGE CORPORATION

By:

Senior Vice President

ACCEPTED AND AGREED TO:

Date:

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Exhibit 10.12

[PHELPS DODGE CORPORATION LETTERHEAD]

(date)

Phelps Dodge Corporation

Award of Restricted Stock

Dear :

      Phelps Dodge Corporation (the “Company”) is pleased to confirm to you that at a meeting held on          (“Grant Date”), the Compensation and Management Development Committee of the Board of Directors of Phelps Dodge Corporation (the “Committee”) awarded you          shares of Restricted Stock of the Company pursuant to the 2003 Stock Option and Restricted Stock Plan (the “Plan”).

      This letter will confirm the following agreement between you and the Company pursuant to the Plan. Capitalized terms used herein that are not defined in the Award of Restricted Stock letter shall have the meanings assigned to such terms in the Plan. This award of Restricted Stock is subject to the terms and conditions of the Plan, as supplemented by this letter.

      1. Restriction on Transfer. Except as provided in paragraphs 3 and 4 below, the shares of Restricted Stock awarded to you hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered until          (the “Restricted Period”).

      Notwithstanding the foregoing, if the Restricted Period for any shares of Restricted Stock would lapse during any “blackout period” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, then, unless otherwise determined by the Committee, the Restricted Period for such shares shall not lapse until the first day following the expiration of such blackout period.

      2. Forfeiture of Restricted Stock. Except as provided in paragraph 3 below, if your employment with the Company and its Subsidiaries terminates prior to the end of any applicable Restricted Period for any reason including, without limitation, any termination by you or by the Company in its absolute discretion, your shares of Restricted Stock, for which the applicable Restricted Period has not lapsed, shall revert back to the Company without any payment to you and you shall cease to have any rights with respect to such shares of Restricted Stock. In the case of such reversion, such shares shall be retransferred to the Company by means of the stock power referred to in paragraph 5 below.

      3. Death, Disability or Retirement. If your employment with the Company and its Subsidiaries terminates by reason of your death or your Disability (except for a termination occurring within six months of the Grant Date on account of your Disability), any Restricted Period still in effect shall lapse upon your termination of employment. For purposes of this Award of Restricted Stock, the Committee has determined as of the date of grant that the following additional terms and conditions shall be applicable:

a.
If your employment with the Company and its Subsidiaries terminates (except for a termination that occurs within six months of the Grant Date) by reason of your Retirement on or after your Normal Retirement Date, as defined in the Phelps Dodge Retirement Plan (or any successor plan thereof), any Restricted Period still in effect shall lapse upon your termination of employment.

b.
If your employment with the Company and its Subsidiaries terminates (except for a termination that occurs within six months of the Grant Date) by reason of your Retirement on or after your Early Retirement Date, as defined in the Phelps Dodge Retirement Plan (or any successor plan thereof), and before your Normal Retirement Date under conditions determined by the Committee, in its sole discretion, not to be adverse to the Company, and you sign a release of claims in such form as is satisfactory to the Company (in its sole discretion), any Restricted Period still in effect shall lapse upon your termination of employment.

      4. Change of Control. Any Restricted Period still in effect shall lapse in the event that, on or after the date six months after the Grant Date, a Change of Control occurs.

      5. Rights as a Shareholder. Subject to the provisions of paragraph 7 below, you shall have all the rights of a holder of Common Shares with respect to your Restricted Stock, including the right to vote the shares and to receive dividends. Notwithstanding the foregoing, your Restricted Stock shall be held by the Company prior to the lapse of the applicable Restricted Period and you shall deliver to the Company a stock power executed in blank in such form as the Company shall determine.

      6. Administration. The Plan is administered by the Committee and any interpretation or construction of the Plan or this letter by the Committee, and any determination made by the Committee pursuant to the Plan or this letter, shall be conclusive and binding on the Company, you and any other interested party.

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      7. Conversion and Property Distributions. In the event your Restricted Stock is exchanged for or converted into securities other than Common Shares or in the event that any distribution is made with respect to such Restricted Stock either in Common Shares or in other property or by way of an extraordinary cash dividend, the securities or other property or cash that you receive shall be subject to the same restrictions as apply to your Restricted Stock, including those provided by the last sentence of paragraph 5 above.

      8. Withholding. You shall be required to pay, as a condition of receiving a share certificate without legend, any applicable federal, state or local tax withholding requirements, which, if the Committee shall permit, may be satisfied by the withholding of shares of Restricted Stock with respect to which the Restricted Period has lapsed, subject to such terms and conditions as the Committee shall impose.

      9. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

      Please sign one of the two copies of this letter where indicated below and the attached Stock Power and return them to Linda Lewis, Manager, Executive Compensation (Phelps Dodge Corporation, One North Central Avenue, Phoenix, AZ 85004) at your earliest convenience. Please retain the other copy of this letter for your records.

PHELPS DODGE CORPORATION

By:

Senior Vice President

ACCEPTED AND AGREED TO:

Date:

3